                                                                    EXHIBIT 99.1





                    CERTIFICATION PURSUANT TO 18 U.S.C. 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q for the period ended June 30, 2002 (the "Report") of UTEK Corporation (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof, I, Clifford M. Gross, the Chief Executive Officer of the Registrant certify, to the best of my knowledge, that:

                  (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                                  /S/ Clifford M. Gross
                                                  -----------------------------
                                                  Name: Clifford M. Gross
                                                  Date:  August 13, 2002